UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

MICROSOFT CORPORATION

One Microsoft Way Redmond, Washington 98052

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE 2007 ANNUAL MEETING OF SHAREHOLDERS OF MICROSOFT CORPORATION

TO BE HELD ON TUESDAY, NOVEMBER 13, 2007*

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Microsoft Shareholder:

The 2007 Annual Meeting of Shareholders of Microsoft Corporation will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on Tuesday, November 13, 2007 at 8:00 a.m.

Proposals to be considered at the Annual Meeting:

1. Election of directors;

2. Ratify the selection of Deloitte & Touche LLP as independent auditor for fiscal year 2008;

3. To vote on a shareholder proposal for the adoption of policies on internet censorship;

4. To vote on a shareholder proposal for the establishment of a Board committee on human rights; and

5. To transact such other business as may properly come before the meeting.

The Board recommends a vote “FOR” Items 1 and 2. The Board recommends a vote “AGAINST” Items 3 and 4.

The Board of Directors has fixed the close of business on September 7, 2007 as the record date (the “Record Date “) for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting of Shareholders or any adjournment(s) thereof.

*Approximate date of mailing to Shareholders of this Notice of Internet Availability of the Company’s Proxy materials (“Notice”) is September 28, 2007.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO OBTAIN

YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS

You will be able to vote your proxy while viewing the proxy materials on the Internet. Please have this notice available when you access the website.

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IMPORTANT NOTICE: Regarding the Internet Availability of Proxy Materials

for Microsoft Corporation’s Annual Shareholder Meeting:

This communication provides only a brief overview of the matters to be voted on at Microsoft Corporation’s Annual Meeting of Shareholders. A complete set of proxy materials which include: Notice of Meeting, Proxy Statement, Annual Report, Proxy Card and access to the Proxy Voting Site are available to you on the Internet. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

The Company’s Proxy Statement, Annual Report and other proxy materials are available at: http://mellon.mobular.net/mellon/msft.

To receive a paper copy of these documents, you must request them. Such documents will be provided to you at no charge, via First Class Mail. To ensure that you receive the copy of these materials prior to Microsoft Corporation’s Annual Meeting of Shareholders, please make sure to request the materials on or before October 30, 2007.

You can request a paper copy of the proxy materials in one of three ways:

1. By calling 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688);

2. By sending an email to: shrrelations@mellon.com; or

3. By logging onto: http://mellon.mobular.net/mellon/msft.

MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:

Request a paper copy of the proxy materials

When you want to view your proxy materials online; or

When you want to vote your proxy electronically

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/13/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view for the 2007 Annual Meeting of Shareholders of Microsoft: Annual Report / Proxy Statement

To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. THIS PROCEDURE IS DIFFERENT FROM PRIOR YEARS. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/30/07.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com

** If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

MICROSOFT CORPORATION

ADP

C/O ADP

51 MERCEDES WAY

EDGEWOOD, NY 11717

Vote in Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

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51 MERCEDES WAY

EDGEWOOD, NY

11717

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Notice of Annual Meeting of Shareholders

The 2007 Annual Meeting of Shareholders of Microsoft Corporation will be held at the Washington State Convention and Trade Center, 800 Convention Place, Seattle, Washington, on Tuesday, November 13, 2007 at 8:00 a.m. PST,

The Board of Directors has fixed the close of business on September 7, 2007 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting of Shareholders or any adjournment(s) thereof.

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Voting items

1. Election of Directors (The Board of Directors recommends a vote FOR each of the following nominees):

Nominees:

1a. William H. Gates, III

1b. Steven A. Ballmer

1c. James I. Cash Jr., Ph.D.

1d. Dina Dublon

1e. Raymond V. Gilmartin

1f. Reed Hastings

1g. David F. Marquardt

1h. Charles H. Noski

li. Dr. Helmut Panke

lj. Jon A. Shirley

2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditor.

(The Board recommends a vote FOR this proposal)

3. Shareholder Proposal–Adoption of Policies on Internet Censorship.

(The Board recommends a vote AGAINST this proposal)

4. Shareholder Proposal–Establishment of Board Committee on Human Rights.

(The Board recommends a vote AGAINST this proposal)

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BROADRIDGE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

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EDGEWOOD, NY

11717

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Voting Instructions

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

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